Exhibit 10.23.4

OLD DOMINION FREIGHT LINE, INC.

2016 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

(Employees)

THIS AGREEMENT (together with Schedule A attached hereto, the “Agreement”), effective as of the date specified as the “Grant Date” on Schedule A attached hereto, is between OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), and the individual identified on Schedule A attached hereto, an Employee of the Company or an Affiliate (the “Participant”).

R E C I T A L S :

In furtherance of the purposes of the Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan, as it may be hereafter amended (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant, intending to be legally bound, hereby agree as follows:

1.Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously provided to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern, unless the Administrator determines otherwise. The terms of this Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if this Agreement provides that the Agreement terms apply notwithstanding the provisions to the contrary in the Plan. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

(a)	The “Participant” is the individual identified on Schedule A.
(b)	The “Grant Date” is the grant date specified on Schedule A.
(c)

The “Restriction Period” is the period beginning on the Grant Date and ending on such date or dates and satisfaction of such conditions as described in Schedule A, which is attached hereto and expressly made a part of this Agreement.

(d)	The number of shares of Common Stock subject to the Restricted Stock Award granted under this Agreement shall be such number of shares (the “Shares”) as specified on Schedule A.

3.Grant of Restricted Stock Award. Subject to the terms of this Agreement and the Plan, the Company hereby grants the Participant, as a matter of separate inducement and agreement in connection with his or her employment with the Company, and not in lieu of any salary or other compensation for his or her services, a Restricted Stock Award (the “Award”) for that number of Shares as is set forth in Section 2. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Company and the Participant further acknowledge and agree that the signatures of the Company and the Participant on the Grant Notice contained in Schedule A shall constitute their acceptance of the terms of the Plan and this Agreement and their agreement to be bound by the terms of the Plan and this Agreement.

4.Vesting and Earning of Award.

(a)

Subject to the terms of the Plan and this Agreement, the Award shall be deemed vested and earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of Schedule A attached hereto. Without limiting the effect of the foregoing, the Shares subject to the Award may vest in installments over a period of time, if so provided in Schedule A. The Participant expressly acknowledges that the Award shall vest only upon such terms and conditions as are provided in this Agreement (including but not limited to Section 2 of Schedule A) and otherwise in accordance with the terms of the Plan.

(b)

Subject to the terms of the Plan, the Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of the Award.

5.Effect of Termination of Employment; Forfeiture of Award.

(a)

Except as may be otherwise provided in this Section 5 or Section 6, in the event that the employment of the Participant is terminated for any reason (whether by the Company or an Affiliate or the Participant, and whether voluntary or involuntary or with or without Cause) and all or part of the Award has not been earned or vested as of the Participant’s Termination Date pursuant to the terms of this Agreement, then the Award, to the extent not earned as of the Participant’s Termination Date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares underlying that portion of the Award that has not yet been earned and vested. The Participant expressly acknowledges and agrees that the termination of his or her employment shall (except as may otherwise be provided in this Agreement or the Plan) result in forfeiture of the Award and the Shares to the extent the Award has not been earned and vested as of his or her Termination Date.

(b)

Notwithstanding the provisions of Section 5(a), in the event that the Participant’s employment with the Company or an Affiliate is terminated due to death or Disability, then the Award shall, to the extent not then vested or previously forfeited or cancelled, become fully vested effective as of the Participant’s Termination Date.

The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment, including whether such termination is due to Disability.

6.Effect of Change of Control. Notwithstanding the provisions of Section 5, in the event of a Change of Control, the Award shall, to the extent not then vested or previously forfeited or cancelled, become vested as follows:

(a)

To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for the Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, the Award shall become fully vested as of the date of the Change of Control.

(b)

Further, in the event that the Award is substituted, assumed or continued as provided in Section 6(a)(i) herein, the Award will nonetheless become vested if the Participant’s employment is terminated by the Company or an Affiliate (or any successor thereto) not for Cause or by the Participant for Good Reason within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated in a Participant’s employment, change in control, or other similar agreement, plan or policy, if applicable) after the effective date of a Change of Control (in which case vesting shall occur as of the Participant’s Termination Date). The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment, including whether such termination is for Good Reason.

7.Settlement of Award. The Award shall be payable in whole shares of Common Stock. The total number of Shares that may be acquired upon vesting of the Award (or portion thereof) shall be rounded down to the nearest whole share.

8.No Right of Employment; Forfeiture of Award; No Right to Future Awards. Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ of the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment at any time. Except as otherwise provided in the Plan or this Agreement, all rights of the Participant with respect to the unvested portion of the Award shall terminate upon termination of the Participant’s employment with the Company or an Affiliate. The grant of the Award does not create any obligation to grant further awards.

9.Nontransferability of Award and Shares. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award (except as provided in Section 13 herein) until the Restriction Period has expired and all conditions to vesting and transfer have been met.

10.Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Award, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, non-solicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Company, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

11.Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

12.Amendment; Waiver. Any amendment or modification to this Agreement shall be made in accordance with the terms of the Plan. Without limiting the effect of the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A and federal securities laws). The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

13.Certificates for Shares; Rights as Shareholder. The Participant and his or her legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to the Award and shall not have any rights of a shareholder unless and until (and then only to the extent that) certificates for such Shares have been issued and delivered to him or her or them (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall have been provided). A certificate or certificates for Shares subject to the Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (a) the Participant deliver the certificate(s) (or other instruments) for the Shares to the Administrator or its designee to be held in escrow until the Award vests and is no longer subject to a substantial risk of forfeiture (in which case the Shares will be promptly released to the Participant) or is forfeited (in which case the Shares shall be returned to the Company); and/or (b) the Participant deliver to the Company a stock power endorsed in blank (or similar instrument), relating to the Shares subject to the Award which are subject to forfeiture. Except as otherwise provided in the Plan or this Agreement, the Participant shall have all voting, dividend and other rights of a shareholder with respect to the Shares following issuance of the certificate or certificates for the Shares; provided, however, that if any cash or non-cash dividends are declared and paid by the Company with respect to any such Shares, such dividends shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Shares upon which such dividends are paid.

14.Withholding; Tax Matters.

(a)

The Participant acknowledges that the Company shall require the Participant to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to require or permit the Participant to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligation relating to the Award, by delivery to the Company of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or by the Company withholding shares of Common Stock from the Shares to which the Participant is otherwise entitled. The number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator.

(b)

The Participant acknowledges that he or she is at all times solely responsible for paying any federal, state, foreign and/or local income or employment tax due with respect to the Award, and the Company shall not be liable for any interest or penalty that the Participant incurs by failing to make timely payments of tax or otherwise. The Company shall not have any obligation to indemnify or otherwise hold the Participant harmless from any or all such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and that he or she has been advised that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

15.Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan, including but not limited to the sole authority to determine whether and to what degree the Award has been earned and vested. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement are final and binding.

16.Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or if to the Company, at the Company’s principal office. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

17.Severability. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement (which shall be construed or deemed amended to conform to Applicable Law), and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

18.Restrictions on Award and Shares. The Company may impose such restrictions on the Award and any Shares or other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws or other laws applicable to such Award or Shares. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company is under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company shall have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends (including but in no way limited to any legends which may be necessary or appropriate pursuant to Section 13 herein) to be placed on any certificate for Shares issued pursuant to the Award in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

19.Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or this Agreement, the Administrator has the sole discretion to determine at any time the effect, if any, of any changes in the Participant’s status as an employee, including but not limited to a change from full-time to part-time, or vice versa, or other similar changes in the nature or scope of the Participant’s employment, on the Award (including but not limited to modifying the vesting and/or earning of the Award).

20.Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Company may at any time (subject to Code Section 409A considerations) reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Company that is or becomes due and payable and the Participant shall be deemed to have consented to such reduction.

21.Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

22.Compliance with Recoupment, Ownership and Other Policies or Agreements; Effect of Non-Solicitation and Non-Disclosure Agreement. As a condition to the grant of this Award or receipt or retention of any Shares, the Participant agrees that (i) the Administrator may, at any time, require that the Participant comply with any compensation recovery (or “clawback”), stock ownership, stock retention or other policies or guidelines adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant, and (ii) the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply to him or her under Applicable Law.  In addition, without in any way limiting the effect of the foregoing, in the event that the Participant has entered into, or in the future enters into, a Non-Solicitation and Non-Disclosure Agreement with the Company or an Affiliate (or similar agreement) (collectively, the “Non-Solicitation Agreement”), the Participant expressly acknowledges and agrees that any rights he or she may have with respect to the Award, the Shares subject to the Award and/or any other benefits related to the Award or the Shares shall be subject to forfeiture of the Award, recovery of the Shares, recovery of any gain from the sale of such Shares, and/or recovery of related benefits underlying the Award, if the Participant breaches the Non-Solicitation Agreement, with such forfeiture and/or recovery to be upon such terms and conditions as may be established by the Company.

[Signatures of the Company and the Participant follow on Schedule A/Grant Notice]

OLD DOMINION FREIGHT LINE, INC.

2016 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

(Employees)

Schedule A/Grant Notice

1.Grant Terms. Pursuant to the terms and conditions of the Company’s 2016 Stock Incentive Plan, as it may hereafter be amended (the “Plan”), and the Restricted Stock Award Agreement attached hereto (the “Agreement”), you (the “Participant”) have been granted a Restricted Stock Award (the “Award”) for _____________ shares of Common Stock (the “Shares”). Unless otherwise defined herein, capitalized terms in this Schedule A shall have the same definitions as set forth in the Agreement and the Plan.

Name of Participant:        __________________________________

Address:            __________________________________

__________________________________

__________________________________

Grant Date:          __________________________________

Shares Subject to Award:     __________________________________

2.Vesting of Award*. In addition to any vesting terms stated in the Plan or the Agreement, the following terms shall apply:

(a)

The Award shall be deemed vested with respect to thirty-three and one-third percent (33-1/3%) of the Shares subject to the Award on the first anniversary of the Grant Date, subject to the continued employment of the Participant with the Company or an Affiliate through such vesting date;

(b)

The Award shall be deemed vested with respect to an additional thirty-three and one-third percent (33-1/3%) (for a total of sixty-six and two-thirds percent (66-2/3%) of the Shares subject to the Award on the second anniversary of the Grant Date, subject to the continued employment of the Participant with the Company or an Affiliate through such vesting date; and

(c)

The Award shall be deemed vested with respect to an additional third-three and one-third percent (33-1/3%) (for a total of one hundred percent (100%)) of the Shares subject to the Award on the third anniversary of the Grant Date, subject to the continued employment of the Participant with the Company or an Affiliate through such vesting date.

3.By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Notice and the Restricted Stock Award Agreement (the “Agreement”) between the Participant and Old Dominion Freight Line, Inc. (the “Company”), which is attached to this Grant Notice. I

* Subject to terms and conditions of the Plan and/or the Agreement.

understand that the Grant Notice and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including but not limited to the terms of this Grant Notice and the other provisions of Schedule A contained herein. The Company reserves the right to treat the Award and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of the Grant Notice within 30 days of receipt.

[Signatures of the Company and the Participant follow on the next page]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Grant Date.

OLD DOMINION FREIGHT LINE, INC.

By:___________________________________

Name:___________________________________

Title:___________________________________

PARTICIPANT

_____________________________________________

Name: ___________________________________